UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 21, 2012

TeamStaff, Inc.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-18492

New Jersey	22-1899798
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1776 Peachtree Street, N.W.

Atlanta, GA 30309

(Address and zip code of principal executive offices)

(866) 952-1647

(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

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☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry in to a Material Definitive Agreement.

The description of the fifth amendment to the Secured Promissory Note and Loan and Security Agreement among DLH Solutions, Inc. (f/k/a TeamStaff Government Solutions, Inc.), TeamStaff, Inc. and Presidential Financial Corporation under Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this item by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 21, 2012, TeamStaff, Inc. (“TeamStaff” or the “Company”), DLH Solutions, Inc. (the “Borrower”), a wholly-owned subsidiary of TeamStaff, and Presidential Financial Corporation (the “Lender”) entered into a fifth amendment to the Secured Promissory Note and Loan and Security Agreement (the “Loan Agreement”), which is dated as of May 18, 2012, (the “Fifth Amendment”).

Pursuant to the Fifth Amendment, the Lender agreed to increase the line of credit available to the Borrower under the Loan Agreement from $3,000,000 to a maximum amount of $6,000,000 and to increase the maximum amount available under the unbilled accounts facility of the Loan Agreement from $500,000 to $1,000,000. The Borrower’s ability to borrow against the increased available credit, however, is subject to the satisfaction of certain conditions.

The Fifth Amendment provides for an initial sublimit under the maximum loan amount of $3,000,000 (the “Initial Sublimit”) and an adjusted sublimit of $4,000,000 (the “Adjusted Sublimit”). The Initial Sublimit of $3,000,000 will remain in effect until the satisfaction of the following conditions: (i) the repayment of the $500,000 over-advance accommodation agreed to by Lender as of May 9, 2012, (ii) Borrower demonstrates a need for the increase, (iii) Borrower remains in compliance with the Loan Agreement, and (iv) Lender, in its sole discretion, agrees to increase the Initial Sublimit. In the event that the foregoing conditions are satisfied, the credit available to Borrower shall remain subject to the Adjusted Sublimit until the parties receive any required waivers or consents from the holders of the Company’s subordinated Convertible Debentures issued as of July 28, 2011 and Lender, in its sole discretion, agrees to such further increase. In addition, the increased availability under the unbilled accounts facility of the Loan Agreement is subject to the satisfaction of the same conditions that are applicable to Initial Sublimit. Accordingly, until these conditions are satisfied, the current borrowing limits remain in effect. The Lender also agreed to amend the Loan Agreement to eliminate the tangible net worth covenant.

In consideration of the foregoing amendments, the Borrower and Company agreed to pay a monthly collateral monitoring fee, a documentation fee and at the time that Borrower may borrow amounts in excess of the Initial Sublimit, an origination fee of 1% of the increased availability. The foregoing summary of the Fifth Amendment does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Fifth Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01                                           Other Events.

On May 22, 2012, the Company issued a press release announcing that it had entered into the Fifth Amendment to the Loan Agreement. The full text of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                    Exhibits

The following exhibits are attached to this Form 8-K:

Exhibit No.	Description

10.1	Amendment to Secured Promissory Note and Loan Agreement
99.1	Press Release of TeamStaff, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TeamStaff, Inc.

	By:	/s/ Zachary C. Parker
	Name:	Zachary C. Parker
	Title:	Chief Executive Officer
Date: May 24, 2012

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Secured Promissory Note and Loan Agreement
99.1	Press Release of TeamStaff, Inc.